UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2008
H&R BLOCK, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-6089	44-0607856
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
One H&R Block Way, Kansas City, MO 64105
(Address of principal executive office)(Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Underwriting Agreement dated as of January 8, 2008
Certificate of Conversion of Block Financial LLC
Certificate of Formation of Block Financial LLC
Operating Agreement of Block Financial LLC
Officers' Certificate of Block Financial LLC
Form of 7.875% Notes due 2013
Opinion of Stinson Morrison Hecker LLP
Statement Regarding Computation of Ratio of Earnings to Fixed Charges for H&R Block, Inc.
Statement Regarding Computation of Ratio of Earnings to Fixed Charges for Block Financial LLC

Item 1.01 Entry into a Material Definitive Agreement.
     On January 8, 2008, H&R Block, Inc. (the “Company”) and Block Financial LLC (“Block Financial”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and HSBC Securities (USA) Inc. in connection with the issuance and sale by Block Financial of up to $600,000,000 of principal amount of Block Financial’s 7.875% Notes due 2013 (the “Notes”), which are fully and unconditionally guaranteed by the Company pursuant to guarantees (the “Guarantee”) endorsed on the Notes. The closing of the sale of the Notes and the Guarantee occurred on January 11, 2008. The Officers’ Certificate establishing the terms of the Notes is filed as Exhibit 4.1 and the form of the Notes and Guarantee is filed as Exhibit 4.2.
Item 8.01 Other Events.
     The Company is filing certain exhibits to its Shelf Registration Statement on Form S-3 (No. 333-118020) under Item 9.01 hereof in connection with the completion of the public offering of the Notes on January 11, 2008.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1	Underwriting Agreement dated as of January 8, 2008 among Block Financial LLC, H&R Block, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and HSBC Securities (USA) Inc.

2.1	Certificate of Conversion of Block Financial LLC

3.1	Certificate of Formation of Block Financial LLC

3.2	Operating Agreement of Block Financial LLC

4.1	Officers’ Certificate of Block Financial LLC establishing the terms of the 7.875% Notes due 2013

4.2	Form of 7.875% Notes due 2013

5.1	Opinion of Stinson Morrison Hecker LLP

12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges for H&R Block, Inc.

12.2	Statement regarding Computation of Ratio of Earnings to Fixed Charges for Block Financial LLC

23.1	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
By:	/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

Date: January 11, 2008

Index to Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement dated as of January 8, 2008 among Block Financial LLC, H&R Block, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and HSBC Securities (USA) Inc.

2.1	Certificate of Conversion of Block Financial LLC

3.1	Certificate of Formation of Block Financial LLC

3.2	Operating Agreement of Block Financial LLC

4.1	Officers’ Certificate of Block Financial LLC establishing the terms of the 7.875% Notes due 2013

4.2	Form of 7.875% Notes due 2013

5.1	Opinion of Stinson Morrison Hecker LLP

12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges for H&R Block, Inc.

12.2	Statement regarding Computation of Ratio of Earnings to Fixed Charges for Block Financial LLC

23.1	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.1)